UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage ESG U.S. Equity Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 11/30/2020

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

NOVEMBER 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Advantage ESG U.S. Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of November 30, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in November 2020 following a series of successful vaccine trials. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities from developed economies grew at a more modest pace, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to accelerate as vaccination efforts get under way. Inflation should increase as the growth accelerates, but a shift in central bank policy means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the equity expansion.

Overall, we favor a positive stance toward risk, with an overweight in both equities and credit. We see U.S. and Asian equities benefiting from structural growth trends in tech, while emerging markets should be particularly helped by a vaccine-led economic expansion. In credit, rising inflation should provide tailwinds for inflation-protected bonds, and global high-yield and Asian bonds also provide attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500 Index)	19.98%	17.46%
U.S. small cap equities (Russell 2000 Index)	31.36	13.59
International equities (MSCI Europe, Australasia, Far East Index)	20.16	6.37
Emerging market equities (MSCI Emerging Markets Index)	31.14	18.43
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.80
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.31)	10.09
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.79	7.28
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.12	4.68
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.30	7.17
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of November 30, 2020	BlackRock Advantage ESG U.S. Equity Fund

Investment Objective

BlackRock Advantage ESG U.S. Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

On November 11, 2020, the Board of Trustees approved certain changes to the Fund’s investment strategies. These changes, along with a change in the Fund’s benchmark from the Russell 3000 Index to the Russell 1000 Index, will be effective on December 14, 2020.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2020, the Fund’s Institutional and Class K Shares outperformed its benchmark, the Russell 3000 Index, while the Fund’s Investor A Shares performed in line with the benchmark and Investor C Shares underperformed the benchmark.

Investment Process

BlackRock Advisors, LLC (“BlackRock”) seeks to utilize exclusionary screens in determining the investment universe and to incorporate investment insights related to environmental, social and governance (“ESG”) characteristics in the portfolio construction process. To determine the Fund’s investable universe, BlackRock, the Fund’s investment manager, will first seek to screen out certain companies or industries based on certain ESG criteria determined by BlackRock. Such screening criteria includes companies with exposure to controversial weapons, civilian firearms, tobacco and fossil fuels beyond specified thresholds, as determined by BlackRock. The Fund then seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. The investment process is driven with systematic and quantitative implementation based on an issuer’s expected returns, which include measurable ESG characteristics, risk and transaction costs, as determined by BlackRock’s proprietary research.

BlackRock then constructs and rebalances the portfolio’s weightings by integrating its investment insights with the model-based optimization process. Certain of the investment insights relate to ESG characteristics in BlackRock defined categories, including, but not limited to, (i) superior growth characteristics of issuers, (ii) risk mitigation characteristics of issuers, (iii) themes related to social matters and (iv) economic transition, which includes, but is not limited to, environmental considerations. Examples of such ESG characteristics include management quality, governance, controversies at issuers, public health analytics and an issuer’s innovation-oriented research and development. The ESG characteristics utilized in the portfolio construction process may change over time and one or more characteristics may not be relevant to all issuers that are eligible for investment.

BlackRock’s ESG research does not attempt to capture all possible ESG characteristics, rather those that in BlackRock’s opinion, can be measured and have an associated investment thesis. Fund management may consider both positive and negative ESG characteristics of an issuer when developing such investment theses. BlackRock determines which ESG characteristics to include in the model and what changes are made in the model over time. ESG-related characteristics are not the sole considerations in the portfolio construction process and BlackRock’s evaluation of ESG characteristics may change over time. In addition, the Fund may gain indirect exposure (through, including but not limited to, derivatives and investments in other investment companies) to issuers with exposures that are inconsistent with the ESG criteria used by BlackRock described above.

What factors influenced performance?

Initially, markets were driven higher on the combination of substantial fiscal and monetary support alongside the broad economic reopening after the COVID-related lockdowns. Market performance during this period was led by companies that investors believed would likely benefit from the recovery and the economic evolutions driven by COVID. This resulted in bifurcated performance within the market through the summer months as indices touched new highs in early September. Investors then began to rotate out of technology shares as well as the broader year-to-date leaders, as they evaluated mounting risks from a viral resurgence, uncertainty around the U.S. election and a lack of further fiscal measures. Notably, however, the announcements of strong efficacy from vaccine developers in November motivated an equally robust cyclical rally. The subsequent rotation out of momentum styles, which had led the market, was one of the strongest on record as investors moved toward prior market laggards.

The Fund performed well amid the evolving market environment. Insights related to environmental, social and governance (“ESG”) factors demonstrated resilience and led performance contributions for the period. A recently added insight that captures investor flows into ESG-related positions was a notable performer. The portfolio’s environmental-related measures, such as those that look toward carbon emissions and water usage, also provided ballast in the period as the presidential election results became clear and the new administration seems more likely to enact climate-friendly policies once assuming office in the new year.

Elsewhere, sentiment insights constructed from alternative data also performed well. These insights were effective at identifying winners and losers as economies emerged from lockdown and activity restarted earlier in the period. Capturing how companies are navigating rapidly changing consumer habits and the emergence from lockdown using web traffic and mobile application usage was most effective, highlighted by successful positioning across health equipment names. The real time nature of these types of measures proved helpful in evaluating the quickly evolving marketplace.

Despite the outperformance for the period, the Fund struggled in July and September, periods during which the market was more significantly impacted by fiscal stimulus concerns than company fundamentals. During the summer, poor performance across insights designed to capture opportunities associated with potential COVID-19 vaccines was the main detractor. The portfolio had moved into these positions earlier in the year after increased lockdown measures. In July, questions around the efficacy of COVID-related therapeutics started to erode previous gains from these measures. Later in the fall, other measures that look to position around the work-from-home trend also underperformed as several notable employers made forward looking comments concerning the desire for employees to return to the office. Unsurprisingly, positioning within communications equipment companies suffered given the shifting expectations.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage ESG U.S. Equity Fund

More broadly speaking, the portfolio’s approach to optimal signal combination weighed on returns for the period. Specifically, this insight drove an overweight stance across biotechnology names, which proved a drag on performance. Finally, the positive vaccine news in November led to further underperformance into period end as the resulting historic rotation out of momentum adversely impacted trend-based sentiment measures. In particular, weakness was seen across text-based measures as well as insights that evaluate demand trends.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio. Among these is a new insight that looks to identify investor flows into ESG-related positions. This continues to build out the Fund’s ESG positioning relative to generic quantitative exposures. The Fund also built upon its alternative data capabilities by adding an insight that captures brand sentiment around retail names. Additionally, given the dynamism of the current environment, the Fund has instituted enhanced signal constructs to best identify emerging trends, such as sentiment around vaccine development.

Describe portfolio positioning at period end.

The Fund remained largely sector neutral relative to the Russell 3000 Index. At period end, the Fund has slight overweight positions to materials and utilities and slight underweights to industrials and consumer discretionary.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance Summary for the Period Ended November 30, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	22.80%	20.45%	N/A	14.50%	N/A	15.02%	N/A
Investor A	22.64	20.13	13.83%	14.22	13.00%	14.73	13.53%
Investor C	22.17	19.31	18.31	13.38	13.38	13.89	13.89
Class K	22.80	20.50	N/A	14.54	N/A	15.06	N/A
Russell 3000 Index(d)	22.59	19.02	N/A	13.95	N/A	14.54	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities.
(c)	The Fund commenced operations on October 5, 2015.
(d)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(a)
	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (06/01/20)	Ending Account Value (11/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,228.00	$2.96	$1,000.00	$1,022.41	$2.69	0.53%
Investor A	1,000.00	1,226.40	4.30	1,000.00	1,021.21	3.90	0.77
Investor C	1,000.00	1,221.70	8.47	1,000.00	1,017.45	7.69	1.52
Class K	1,000.00	1,228.00	2.51	1,000.00	1,022.81	2.28	0.45

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of November 30, 2020 (continued)	BlackRock Advantage ESG U.S. Equity Fund

Portfolio Information

TEN LARGEST HOLDINGS

Sector(a)	Percent of Net Assets
Apple, Inc.	5%
Microsoft Corp.	3
Amazon.com, Inc.	3
Alphabet, Inc., Class A	2
NVIDIA Corp.	2
Home Depot, Inc.	2
Walt Disney Co.	2
Adobe, Inc.	2
Alphabet, Inc., Class C	1
Facebook, Inc., Class A	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	25%
Health Care	13
Consumer Discretionary	11
Financials	10
Communication Services	9
Industrials	8
Consumer Staples	6
Materials	4
Real Estate	4
Utilities	3
Energy	3
Short-Term Securities	4
Liabilities in Excess of Other Assets	(—	)(c)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of net assets.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance	BlackRock Advantage ESG U.S. Equity Fund

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of March 28, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on June 1, 2020 and held through November 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) November 30, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Axon Enterprise, Inc.(a)	245	$30,794
Curtiss-Wright Corp.	192	22,130
HEICO Corp.	196	24,221
HEICO Corp., Class A	348	38,541
L3Harris Technologies, Inc.	927	177,975
Mercury Systems, Inc.(a)	236	16,808
Spirit AeroSystems Holdings, Inc., Class A	450	15,300
Teledyne Technologies, Inc.(a)	170	64,250

		390,019

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	5,951	559,216
Echo Global Logistics, Inc.(a)	4,078	115,774
Expeditors International of Washington, Inc.	9,837	879,133
Hub Group, Inc., Class A(a)	1,253	68,439

		1,622,562

Airlines — 0.5%
Alaska Air Group, Inc.	12,471	635,647
Delta Air Lines, Inc.	1,951	78,528
Spirit Airlines, Inc.(a)	2,670	60,422

		774,597

Auto Components — 0.4%
Aptiv PLC	5,117	607,388

Automobiles — 1.2%
Tesla, Inc.(a)	3,591	2,038,252

Banks — 2.9%
Bank of America Corp.	48,156	1,356,073
Bank of Hawaii Corp.	6,674	499,749
CIT Group, Inc.	424	14,200
Comerica, Inc.	3,334	164,033
Commerce Bancshares, Inc.	2,002	132,052
Credicorp Ltd.	5,342	822,187
Cullen/Frost Bankers, Inc.	1,911	160,352
Investors Bancorp, Inc.	5,262	50,936
JPMorgan Chase & Co.	1,292	152,301
Pinnacle Financial Partners, Inc.	2,578	139,624
PNC Financial Services Group, Inc.	3,172	437,958
SVB Financial Group(a)	83	28,623
U.S. Bancorp	5,762	248,976
Zions Bancorp NA	13,411	517,531

		4,724,595

Beverages — 0.9%
Coca-Cola Co.	18,363	947,531
PepsiCo, Inc.	4,233	610,525

		1,558,056

Biotechnology — 3.2%
AbbVie, Inc.	7,590	793,762
Alexion Pharmaceuticals, Inc.(a)	1,528	186,584
Amgen, Inc.	5,125	1,137,955
Biogen, Inc.(a)	691	165,957
Gilead Sciences, Inc.	17,866	1,083,930
Humanigen, Inc.(a)(b)	4,750	45,125
Moderna, Inc.(a)	1,121	171,222
Novavax, Inc.(a)	693	96,674
Puma Biotechnology, Inc.(a)	1,630	18,338

Security	Shares	Value

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(a)	401	$206,928
Vertex Pharmaceuticals, Inc.(a)	6,179	1,407,267

		5,313,742

Building Products — 1.2%
Lennox International, Inc.	3,756	1,081,089
Masco Corp.	5,296	284,236
Trane Technologies PLC	4,448	650,476

		2,015,801

Capital Markets — 3.0%
Bank of New York Mellon Corp.	4,104	160,549
Cboe Global Markets, Inc.	1,030	94,060
Charles Schwab Corp.	9,538	465,264
CME Group, Inc.	4,239	741,952
FactSet Research Systems, Inc.	537	179,229
Invesco Ltd.	3,435	55,750
Moody’s Corp.	1,813	511,882
Morgan Stanley	29,922	1,850,077
T. Rowe Price Group, Inc.	5,806	832,638

		4,891,401

Chemicals — 2.5%
Ecolab, Inc.	4,435	985,235
FMC Corp.	6,567	761,838
HB Fuller Co.	5,151	269,552
PPG Industries, Inc.	6,628	972,792
Scotts Miracle-Gro Co.	1,138	200,026
Sherwin-Williams Co.	854	638,476
Trinseo SA	5,459	207,387

		4,035,306

Commercial Services & Supplies — 0.5%
ACCO Brands Corp.	12,721	97,443
ADT, Inc.	11,772	91,468
Copart, Inc.(a)	3,266	377,060
Matthews International Corp., Class A	8,215	219,587
Steelcase, Inc., Class A	4,474	54,359

		839,917

Communications Equipment — 0.2%
Arista Networks, Inc.(a)	406	109,904
Cisco Systems, Inc.	4,450	191,439

		301,343

Construction & Engineering — 0.6%
EMCOR Group, Inc.	9,242	796,476
Valmont Industries, Inc.	1,333	217,252

		1,013,728

Consumer Finance — 1.4%
Ally Financial, Inc.	22,601	670,119
American Express Co.	13,991	1,659,193

		2,329,312

Containers & Packaging — 0.4%
AptarGroup, Inc.	4,586	579,304
Ball Corp.	712	68,359

		647,663

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc.(a)	1,273	216,550
Strategic Education, Inc.	423	39,715
Terminix Global Holdings, Inc.(a)	3,843	188,422
WW International, Inc.(a)	852	25,143

		469,830

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 0.5%
Berkshire Hathaway, Inc., Class B(a)	2,195	$502,457
Voya Financial, Inc.	5,095	293,625

		796,082

Diversified Telecommunication Services — 0.5%
AT&T, Inc.	5,625	161,719
Cincinnati Bell, Inc.(a)	230
Verizon Communications, Inc.	9,775	590,508

		752,257

Electric Utilities — 1.8%
Avangrid, Inc.	21,025	978,503
Eversource Energy	17,227	1,507,535
NextEra Energy, Inc.	5,400	397,386

		2,883,424

Electrical Equipment — 0.6%
Rockwell Automation, Inc.	3,812	974,195

Electronic Equipment, Instruments & Components — 0.4%
Coherent, Inc.(a)	612	74,529
ePlus, Inc.(a)	1,355	114,240
FLIR Systems, Inc.	11,697	447,293
Trimble, Inc.(a)	1,180	70,647

		706,709

Energy Equipment & Services — 0.7%
Schlumberger NV	55,232	1,148,273
Transocean Ltd.(a)	12

		1,148,275

Entertainment — 2.1%
Activision Blizzard, Inc.	7,227	574,402
IMAX Corp.(a)	3,170	47,011
Lions Gate Entertainment Corp., Class A(a)	2,227	21,691
Take-Two Interactive Software, Inc.(a)	630	113,722
Walt Disney Co.	17,421	2,578,482
Warner Music Group Corp., Class A	4,473	132,982
World Wrestling Entertainment, Inc., Class A	1,092	47,000

		3,515,290

Equity Real Estate Investment Trusts (REITs) — 3.6%
Alexandria Real Estate Equities, Inc.	4,638	759,380
American Tower Corp.	137	31,674
Boston Properties, Inc.	4,435	435,340
Brixmor Property Group, Inc.	20,961	320,074
CorePoint Lodging, Inc.	24,138	157,138
Equity Residential	6,048	350,300
Kilroy Realty Corp.	22,528	1,377,813
Kimco Realty Corp.	13,759	198,680
Prologis, Inc.	14,293	1,430,015
Regency Centers Corp.	12,954	590,443
Simon Property Group, Inc.	2,857	235,903

		5,886,760

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	5,284	2,070,113

Food Products — 1.8%
General Mills, Inc.	9,074	551,881
Hershey Co.	7,529	1,113,464

Security	Shares	Value

Food Products (continued)
Kellogg Co.	9,541	$609,765
McCormick & Co., Inc.	3,634	679,485

		2,954,595

Gas Utilities — 0.3%
South Jersey Industries, Inc.	3,053	70,280
UGI Corp.	13,202	468,407

		538,687

Health Care Equipment & Supplies — 2.3%
DexCom, Inc.(a)	2,053	656,303
Edwards Lifesciences Corp.(a)	8,491	712,310
Globus Medical, Inc., Class A(a)	1,247	74,920
Hill-Rom Holdings, Inc.	476	45,153
IDEXX Laboratories, Inc.(a)	1,846	850,969
Insulet Corp.(a)	857	220,858
Intuitive Surgical, Inc.(a)	623	452,329
Penumbra, Inc.(a)	586	130,033
Quidel Corp.(a)	155	30,233
Stryker Corp.	2,160	504,144
Varian Medical Systems, Inc.(a)	395	68,722

		3,745,974

Health Care Providers & Services — 2.4%
1Life Healthcare Inc.(a)	689	22,647
AmerisourceBergen Corp.	4,286	441,929
Anthem, Inc.	1,086	338,311
Cardinal Health, Inc.	2,985	162,951
Centene Corp.(a)	6,028	371,626
Cigna Corp.	914	191,154
CVS Health Corp.	1,092	74,027
Henry Schein, Inc.(a)	7,408	476,409
Humana, Inc.	77	30,840
Magellan Health, Inc.(a)	383	30,276
McKesson Corp.	3,369	606,117
UnitedHealth Group, Inc.	3,792	1,275,401

		4,021,688

Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.(a)	3,604	49,303
Cerner Corp.	2,812	210,450
HMS Holdings Corp.(a)	1,029	32,331
Teladoc Health, Inc.(a)	2,467	490,366

		782,450

Hotels, Restaurants & Leisure — 2.4%
Chipotle Mexican Grill, Inc.(a)	802	1,034,123
Cracker Barrel Old Country Store, Inc.	147	20,518
Darden Restaurants, Inc.	1,632	176,223
Dave & Buster’s Entertainment, Inc.	1,580	40,006
Dine Brands Global, Inc.	7,130	448,976
Domino’s Pizza, Inc.	522	204,922
Dunkin’ Brands Group, Inc.	357	37,963
El Pollo Loco Holdings, Inc.(a)	4,736	74,213
Jack in the Box, Inc.	3,782	347,906
Planet Fitness, Inc., Class A(a)	6,342	462,649
SeaWorld Entertainment, Inc.(a)	3,780	105,462
Shake Shack, Inc., Class A(a)	1,028	83,946
Six Flags Entertainment Corp.	3,933	120,861
Vail Resorts, Inc.	2,434	671,395

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Wendy’s Co.	5,425	$119,296
Wyndham Destinations, Inc.	664	27,928

		3,976,387

Household Durables — 0.2%
iRobot Corp.(a)	966	75,763
Newell Brands, Inc.	6,244	132,748
Sonos, Inc.(a)	3,722	82,777

		291,288

Household Products — 1.5%
Clorox Co.	3,901	791,747
Colgate-Palmolive Co.	15,625	1,338,125
Procter & Gamble Co.	2,812	390,502

		2,520,374

Industrial Conglomerates — 0.3%
Roper Technologies, Inc.	1,317	562,359

Insurance — 2.2%
Aflac, Inc.	8,071	354,559
Athene Holding Ltd., Class A(a)	2,919	129,458
First American Financial Corp.	9,599	464,976
Marsh & McLennan Cos., Inc.	6,979	800,072
Progressive Corp.	3,916	341,123
Travelers Cos., Inc.	10,645	1,380,124
Trupanion, Inc.(a)	555	56,266
Willis Towers Watson PLC	560	116,586
		3,643,164

Interactive Media & Services(a) — 4.8%
Alphabet, Inc., Class A	1,956	3,431,606
Alphabet, Inc., Class C	1,290	2,271,355
Facebook, Inc., Class A	8,071	2,235,425
Twitter, Inc.	687	31,952

		7,970,338

Internet & Direct Marketing Retail(a) — 3.4%
Amazon.com, Inc.	1,455	4,609,498
Etsy, Inc.	2,222	357,075
Grubhub, Inc.	400	28,136
MercadoLibre, Inc.	201	312,219
Overstock.com, Inc.	1,148	77,479
Stitch Fix, Inc., Class A	710	28,755
Wayfair, Inc., Class A	952	242,151

		5,655,313

IT Services — 5.6%
Accenture PLC, Class A	8,458	2,106,803
Automatic Data Processing, Inc.	6,029	1,048,323
Fiserv, Inc.(a)	6,139	707,090
Jack Henry & Associates, Inc.	264	42,467
Mastercard, Inc., Class A	5,226	1,758,601
Okta, Inc.(a)	1,911	468,272
Paychex, Inc.	3,869	360,397
PayPal Holdings, Inc.(a)	4,609	986,879
Visa, Inc., Class A	8,212	1,727,394

		9,206,226

Life Sciences Tools & Services — 1.3%
Adaptive Biotechnologies Corp.(a)	308	14,852
Agilent Technologies, Inc.	8,231	962,204
Mettler-Toledo International, Inc.(a)	110	126,504

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	1,155	$537,052
Waters Corp.(a)	1,845	428,059

		2,068,671

Machinery — 1.7%
Donaldson Co., Inc.	3,724	198,266
ITT, Inc.	1,006	73,066
Oshkosh Corp.	889	71,564
Snap-on, Inc.	2,422	425,909
Woodward, Inc.	6,673	746,241
Xylem, Inc.	12,998	1,247,418

		2,762,464

Media — 1.3%
Altice USA, Inc., Class A(a)	6,848	232,284
Discovery, Inc., Class A(a)(b)	30,188	812,359
Discovery, Inc., Class C(a)	1,525	36,630
Fox Corp., Class A	7,995	230,576
New York Times Co., Class A	5,893	252,869
Sirius XM Holdings, Inc.	82,674	536,554
TEGNA, Inc.	5,734	82,627

		2,183,899

Metals & Mining — 0.6%
Reliance Steel & Aluminum Co.	4,271	503,124
Royal Gold, Inc.	1,931	213,318
Ryerson Holding Corp.(a)	8,275	88,873
Schnitzer Steel Industries, Inc., Class A	7,220	184,976

		990,291

Multiline Retail — 0.5%
Nordstrom, Inc.	15,500	401,760
Target Corp.	2,526	453,493

		855,253

Multi-Utilities — 1.0%
Consolidated Edison, Inc.	19,476	1,485,045
Public Service Enterprise Group, Inc.	1,779	103,680

		1,588,725

Oil, Gas & Consumable Fuels — 1.9%
Approach Resources, Inc.(a)	39	—
Cheniere Energy, Inc.(a)	8,041	455,844
Chevron Corp.	2,986	260,320
Delek US Holdings, Inc.	12,274	163,121
EOG Resources, Inc.	11,926	559,091
Kosmos Energy Ltd.	21,905	38,553
PBF Energy, Inc., Class A	9,954	72,266
Phillips 66	14,964	906,519
Scorpio Tankers, Inc.	2,437	28,123
Valero Energy Corp.	11,802	634,594

		3,118,431

Paper & Forest Products — 0.3%
Boise Cascade Co.	9,890	427,743

Personal Products — 0.6%
Estee Lauder Cos., Inc., Class A	4,320	1,059,782

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	28,594	1,784,265
Catalent, Inc.(a)	606	58,261
Eli Lilly & Co.	758	110,403
Johnson & Johnson	11,474	1,660,058
Merck & Co., Inc.	4,048	325,419
Pfizer, Inc.	23,957	917,793

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage ESG U.S. Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Theravance Biopharma, Inc.(a)	1,064	$17,652
Viatris, Inc.(a)	1,077	18,115
Zoetis, Inc.	8,180	1,311,908

		6,203,874

Professional Services — 0.9%
Equifax, Inc.	93	15,522
IHS Markit Ltd.	10,547	1,049,005
Robert Half International, Inc.	6,769	434,434
TriNet Group, Inc.(a)	412	30,900

		1,529,861

Real Estate Management & Development — 0.0%
Marcus & Millichap, Inc.(a)	1,255	44,992

Road & Rail — 0.4%
Landstar System, Inc.	2,755	362,062
Schneider National, Inc., Class B	1,889	39,480
Werner Enterprises, Inc.	6,978	279,051

		680,593

Semiconductors & Semiconductor Equipment — 4.8%
Advanced Micro Devices, Inc.(a)	8,116	752,029
Analog Devices, Inc.	3,382	470,369
Applied Materials, Inc.	14,083	1,161,566
Cirrus Logic, Inc.(a)	4,894	392,009
Intel Corp.	14,308	691,792
Marvell Technology Group Ltd.	3,262	150,998
NVIDIA Corp.	5,233	2,805,202
QUALCOMM, Inc.	2,055	302,434
Silicon Laboratories, Inc.(a)	3,059	358,545
Xilinx, Inc.	5,627	819,010

		7,903,954

Software — 8.5%
Adobe, Inc.(a)	5,106	2,443,068
Cadence Design Systems, Inc.(a)	7,433	864,458
Intuit, Inc.	3,744	1,317,963
Microsoft Corp.	25,972	5,559,826
RingCentral, Inc., Class A(a)	405	120,305
salesforce.com, Inc.(a)	6,192	1,521,994
ServiceNow, Inc.(a)	3,533	1,888,565
Teradata Corp.(a)	4,860	106,580
VMware, Inc., Class A(a)	1,220	170,666
Workday, Inc., Class A(a)	321	72,157

		14,065,582

Specialty Retail — 2.0%
Best Buy Co., Inc.	1,453	158,086
Home Depot, Inc.	9,493	2,633,453
MarineMax, Inc.(a)	1,387	45,549
Sally Beauty Holdings, Inc.(a)	2,543	29,245
Tiffany & Co.	1,813	238,373
TJX Cos., Inc.	3,054	193,960

		3,298,666

Technology Hardware, Storage & Peripherals — 5.4%
Apple, Inc.	71,567	8,520,051
Dell Technologies, Inc., Class C(a)	3,825	264,040
HP, Inc.	6,224	136,492
NCR Corp.(a)	819	22,662

		8,943,245

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.5%
Carter’s, Inc.	524	$46,631
Fossil Group, Inc.(a)	3,933	41,690
Levi Strauss & Co., Class A	3,096	56,935
Lululemon Athletica, Inc.(a)	1,098	406,502
NIKE, Inc., Class B	1,560	210,132
Ralph Lauren Corp.	730	62,597

		824,487

Thrifts & Mortgage Finance — 0.5%
MGIC Investment Corp.	12,495	149,440
Mr Cooper Group, Inc.(a)	3,523	93,923
New York Community Bancorp, Inc.	52,729	510,944

		754,307

Trading Companies & Distributors — 0.2%
W.W. Grainger, Inc.	635	265,621

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	465	15,043

Water Utilities — 0.4%
Essential Utilities, Inc.	12,979	587,689

Total Common Stocks — 96.2% (Cost: $123,002,348)		158,348,633

Rights

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., (Expires 03/31/21)(a)	2,252	2,657

Total Rights — 0.0% (Cost: $4,797)		2,657

Total Long-Term Investments — 96.2% (Cost: $123,007,145)		158,351,290

Short-Term Securities

Money Market Funds — 3.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.03%(c)(d)	5,478,841	5,478,841
SL Liquidity Series, LLC, Money Market Series, 0.18%(c)(d)(e)	892,332	892,600

Total Short-Term Securities — 3.9% (Cost: $6,371,441)		6,371,441

Total Investments — 100.1% (Cost: $129,378,586)		164,722,731

Liabilities in Excess of Other Assets — (0.1)%		(177,140)

Net Assets — 100.0%		$164,545,591

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage ESG U.S. Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six-months ended November 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/20	Shares Held at 11/30/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$5,478,841	(a)	$—		$—	$—	$5,478,841	5,478,841	$1,430		$—
SL Liquidity Series, LLC, Money Market Series	4,503,354	—		(3,610,170	)(a)	(376)	(208)	892,600	892,332	2,452	(b)	—

						$(376)	$(208)	$6,371,441		$3,882		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	33	12/18/20	$5,978	$269,885

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$269,885	$—	$—	$—	$269,885

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended November 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$1,504,337	$—	$—	$—	$1,504,337

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(259,273)	$—	$—	$—	$(259,273)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$5,213,993

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2020	BlackRock Advantage ESG U.S. Equity Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$158,348,633	$—	$—	$158,348,633
Rights	2,657	—	—	2,657
Short-Term Securities
Money Market Funds	5,478,841	—	—	5,478,841

	$163,830,131	$—	$—	163,830,131

Investments Valued at NAV(a)				892,600

				$164,722,731

Derivative Financial Instruments(b)
Assets
Equity Contracts	$269,885	$—	$—	$269,885

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Statement of Assets and Liabilities   (unaudited)

November 30, 2020

BlackRock Advantage ESG U.S. Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$158,351,290
Investments at value — affiliated(c)	6,371,441
Cash pledged for futures contracts	400,000
Receivables:
Securities lending income — affiliated	282
Capital shares sold	351,792
Dividends — unaffiliated	181,530
Dividends — affiliated	172
Prepaid expenses	43,805

Total assets	165,700,312

LIABILITIES
Cash collateral on securities loaned at value	892,701
Payables:
Administration fees	5,380
Capital shares redeemed	97,832
Investment advisory fees	21,805
Trustees’ and Officer’s fees	2,492
Other accrued expenses	98,930
Service and distribution fees	13,666
Variation margin on futures contracts	21,915

Total liabilities	1,154,721

NET ASSETS	$164,545,591

NET ASSETS CONSIST OF
Paid-in capital	$123,933,698
Accumulated earnings	40,611,893

NET ASSETS	$164,545,591

(a) Investments at cost — unaffiliated	$123,007,145
(b) Securities loaned at value	$844,132
(c) Investments at cost — affiliated	$6,371,441

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities   (unaudited) (continued)

November 30, 2020

BlackRock Advantage ESG U.S. Equity Fund

NET ASSET VALUE

Institutional
Net assets	$103,840,468

Shares outstanding	6,182,194

Net asset value	$16.80

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$35,419,268

Shares outstanding	2,117,581

Net asset value	$16.73

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$8,424,005

Shares outstanding	510,370

Net asset value	$16.51

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$16,861,850

Shares outstanding	1,003,129

Net asset value	$16.81

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statement of Operations  (unaudited)

November 30, 2020

BlackRock Advantage ESG U.S. Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$1,024,677
Dividends — affiliated	1,430
Securities lending income — affiliated — net	2,452
Foreign taxes withheld	(457)

Total investment income	1,028,102

EXPENSES
Investment advisory	274,705
Service and distribution — class specific	69,321
Transfer agent — class specific	52,727
Registration	45,884
Professional	45,806
Administration	29,187
Accounting services	19,410
Custodian	17,165
Printing and postage	15,540
Administration — class specific	13,735
Trustees and Officer	5,417
Miscellaneous	8,350

Total expenses	597,247
Less:
Administration fees waived—class specific	(13,735)
Fees waived and/or reimbursed by the Manager	(136,318)
Transfer agent fees waived and/or reimbursed — class specific	(19,763)

Total expenses after fees waived and/or reimbursed	427,431

Net investment income	600,671

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	10,353,051
Investments — affiliated	(376)
Futures contracts	1,504,337

11,857,012

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	16,876,679
Investments — affiliated	(208)
Futures contracts	(259,273)

16,617,198

Net realized and unrealized gain	28,474,210

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,074,881

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

November 30, 2020

	BlackRock Advantage ESG U.S. Equity Fund
	Six Months Ended 11/30/20 (unaudited)	Year Ended 05/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$600,671	$1,279,083
Net realized gain (loss)	11,857,012	(4,716,525)
Net change in unrealized appreciation	16,617,198	12,690,115

Net increase in net assets resulting from operations	29,074,881	9,252,673

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(497,645)	(2,266,825)
Investor A	(94,738)	(399,479)
Investor C	(13,002)	(89,955)
Class K	(12,734)	(18,812)

Decrease in net assets resulting from distributions to shareholders	(618,119)	(2,775,071)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	6,870,082	48,554,399

NET ASSETS
Total increase in net assets	35,326,844	55,032,001
Beginning of period	129,218,747	74,186,746

End of period	$164,545,591	$129,218,747

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund

	Institutional
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 10/05/15(a) to 05/31/16
			2020	2019	2018	2017

Net asset value, beginning of period	$13.75		$12.64	$13.33	$12.07	$10.49	$10.00

Net investment income(b)	0.07		0.18	0.18	0.17	0.15	0.11
Net realized and unrealized gain	3.05		1.35	0.13	1.79	1.74	0.45

Net increase from investment operations	3.12		1.53	0.31	1.96	1.89	0.56

Distributions(c)
From net investment income	(0.07)		(0.16)	(0.17)	(0.16)	(0.17)	(0.06)
From net realized gain	—		(0.26)	(0.83)	(0.54)	(0.14)	(0.01)

Total distributions	(0.07)		(0.42)	(1.00)	(0.70)	(0.31)	(0.07)

Net asset value, end of period	$16.80		$13.75	$12.64	$13.33	$12.07	$10.49

Total Return(d)
Based on net asset value	22.80	%(e)	12.16%	2.36%	16.74%	18.35%	5.59	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.77	%(g)	0.79%	0.95%	1.10%	1.63%	1.91	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.55%	0.55%	0.54%	0.57%	0.64	%(g)

Net investment income	0.97	%(g)	1.31%	1.41%	1.32%	1.37%	1.64	%(g)

Supplemental Data
Net assets, end of period (000)	$103,840		$102,475	$59,344	$49,872	$30,844	$21,080

Portfolio turnover rate	101%		159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,				Period from 10/05/15(a) to 05/31/16
		2020	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	—%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.42%.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund (continued)

	Investor A
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 10/05/15(a) to 05/31/16
			2020	2019	2018	2017

Net asset value, beginning of period	$13.70		$12.60	$13.29	$12.05	$10.48	$10.00

Net investment income(b)	0.05		0.14	0.15	0.14	0.14	0.09
Net realized and unrealized gain	3.04		1.35	0.13	1.77	1.72	0.45

Net increase from investment operations	3.09		1.49	0.28	1.91	1.86	0.54

Distributions(c)
From net investment income	(0.06)		(0.13)	(0.14)	(0.13)	(0.15)	(0.05)
From net realized gain	—		(0.26)	(0.83)	(0.54)	(0.14)	(0.01)

Total distributions	(0.06)		(0.39)	(0.97)	(0.67)	(0.29)	(0.06)

Net asset value, end of period	$16.73		$13.70	$12.60	$13.29	$12.05	$10.48

Total Return(d)
Based on net asset value	22.64	%(e)	11.89%	2.13%	16.38%	18.04%	5.44	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.02	%(g)	1.08%	1.23%	1.42%	1.84%	2.21	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.77	%(g)	0.80%	0.80%	0.80%	0.82%	0.89	%(g)

Net investment income	0.72	%(g)	1.06%	1.17%	1.06%	1.22%	1.40	%(g)

Supplemental Data
Net assets, end of period (000)	$35,419		$19,030	$11,052	$5,881	$3,194	$307

Portfolio turnover rate	101%		159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,				Period from 10/05/15(a) to 05/31/16
		2020	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	—%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.70%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund (continued)

	Investor C
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 10/05/15(a) to 05/31/16
			2020	2019	2018	2017

Net asset value, beginning of period	$13.54		$12.46	$13.17	$11.98	$10.45	$10.00

Net investment income (loss)(b)	(0.00	)(c)	0.04	0.05	0.04	0.06	0.04
Net realized and unrealized gain	3.00		1.34	0.13	1.76	1.71	0.45

Net increase from investment operations	3.00		1.38	0.18	1.80	1.77	0.49

Distributions(d)
From net investment income	(0.03)		(0.04)	(0.06)	(0.07)	(0.10)	(0.03)
From net realized gain	—		(0.26)	(0.83)	(0.54)	(0.14)	(0.01)

Total distributions	(0.03)		(0.30)	(0.89)	(0.61)	(0.24)	(0.04)

Net asset value, end of period	$16.51		$13.54	$12.46	$13.17	$11.98	$10.45

Total Return(e)
Based on net asset value	22.17	%(f)	11.11%	1.38%	15.45%	17.24%	4.92	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.76	%(h)	1.83%	2.01%	2.25%	2.46%	3.27	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.52	%(h)	1.55%	1.55%	1.55%	1.54%	1.64	%(h)

Net investment income (loss)	(0.04	)%(h)	0.30%	0.42%	0.30%	0.53%	0.64	%(h)

Supplemental Data
Net assets, end of period (000)	$8,424		$6,082	$3,453	$1,722	$756	$26

Portfolio turnover rate	101%		159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is greater than $(0.005) per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,				Period from 10/05/15(a) to 05/31/16
		2020	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	—%	0.01%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.78%.

See notes to financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage ESG U.S. Equity Fund (continued)

	Class K
	Six Months Ended 11/30/20 (unaudited)		Year Ended May 31,				Period from 03/28/16(a) to 05/31/16
			2020	2019	2018	2017

Net asset value, beginning of period	$13.76		$12.65	$13.33	$12.08	$10.49	$10.10

Net investment income(b)	0.08		0.18	0.19	0.17	0.16	0.03
Net realized and unrealized gain	3.05		1.36	0.14	1.78	1.74	0.36

Net increase from investment operations	3.13		1.54	0.33	1.95	1.90	0.39

Distributions(c)
From net investment income	(0.08)		(0.17)	(0.18)	(0.16)	(0.17)	—
From net realized gain	—		(0.26)	(0.83)	(0.54)	(0.14)	—

Total distributions	(0.08)		(0.43)	(1.01)	(0.70)	(0.31)	—

Net asset value, end of period	$16.81		$13.76	$12.65	$13.33	$12.08	$10.49

Total Return(d)
Based on net asset value	22.80	%(e)	12.20%	2.48%	16.67%	18.47%	3.86	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.69	%(g)	0.74%	0.93%	1.09%	1.68%	1.27	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.50%	0.50%	0.50%	0.55%	0.60	%(g)

Net investment income	1.07	%(g)	1.38%	1.46%	1.36%	1.39%	1.81	%(g)

Supplemental Data
Net assets, end of period (000)	$16,862		$1,632	$338	$264	$239	$208

Portfolio turnover rate	101%		159%	149%	118%	82%	56%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 11/30/20 (unaudited)	Year Ended May 31,				Period from 03/28/16(a) to 05/31/16
		2020	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	—%	0.01%

(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.53%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage ESG U.S. Equity Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of November 30, 2020, if any, are disclosed in the Statement of Assets and Liabilities.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of November 30, 2020, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BNP Paribas Securities Corp	$804,232	$(804,232)	$—
Citigroup Global Markets, Inc	39,900	(39,900)	—

	$844,132	$(844,132)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.40%
$1 billion — $3 billion	0.38
$3 billion — $5 billion	0.36
$5 billion — $10 billion	0.35
Greater than $10 billion	0.34

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and distribution fees — class specific	$33,011	$36,310	$69,321

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration - class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees	$9,822	$2,641	$726	$546	$13,735

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended November 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Reimbursed amounts	$127	$269	$80	$1	$477

For the six months ended November 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees — class specific	$40,347	$9,789	$2,454	$137	$52,727

Other Fees: For the six months ended November 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $4,975.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

For the six months ended November 30, 2020, affiliates received CDSCs as follows:

	Investor A	Investor C	Total
CDSC	$21	$423	$444

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to September 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2020, the amounts waived were $1,528.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitation
Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43

Prior to September 28, 2020, the expense limitations as a percentage of average daily net assets for classes were as follows:

Share Class	Expense Limitation
Institutional	0.55%
Investor A	0.80
Investor C	1.55
Class K	0.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2020, the Manager waived and/or reimbursed investment advisory fees of $134,790 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2020, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$9,822	$2,641	$726	$546	$13,735

	Institutional	Investor A	Investor C	Class K	Total
Transfer agent fees waived and/or reimbursed — class specific	$15,792	$3,194	$641	$136	$19,763

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective October 5, 2022, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of November 30, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Fund Name/Fund Level/Share Class	Expiring
	May 31, 2021	May 31, 2022	October 05, 2022
BlackRock Advantage ESG U.S. Equity Fund
Fund Level	$244,945	$228,833	$134,790
Institutional	6,797	16,607	25,614
Investor A	2,918	8,792	5,835
Investor C	1,837	2,337	1,367
Class K	101	343	682

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC (“Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 75% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated – net in the Statement of Operations. For the six months ended November 30, 2020, the Fund paid BIM $727 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended November 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2020, purchases and sales of investments, excluding short-term investments, were $140,181,294 and $133,950,758, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of November 30, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$133,014,936
Gross unrealized appreciation	$36,338,602
Gross unrealized depreciation	(4,360,922)
Net unrealized appreciation (depreciation)	$31,977,680

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/20		Year Ended 05/31/20
Share Class	Shares	Amounts	Shares	Amounts
Institutional
Shares sold	2,396,619	$36,465,908	5,799,898	$77,297,492
Shares issued in reinvestment of distributions	31,951	467,767	96,259	1,329,012
Shares redeemed	(3,697,014)	(55,958,249)	(3,140,786)	(40,630,065)

	(1,268,444)	$(19,024,574)	2,755,371	$37,996,439

Investor A
Shares sold and automatic conversion of shares	835,139	$12,762,152	718,258	$9,656,355
Shares issued in reinvestment of distributions	5,758	84,005	24,021	330,646
Shares redeemed	(112,191)	(1,690,269)	(230,664)	(3,024,441)

	728,706	$11,155,888	511,615	$6,962,560

Investor C
Shares sold	93,185	$1,388,919	227,388	$2,974,394
Shares issued in reinvestment of distributions	885	12,767	6,343	86,451
Shares redeemed and automatic conversion of shares	(33,018)	(491,219)	(61,545)	(809,446)

	61,052	$910,467	172,186	$2,251,399

Class K
Shares sold	941,125	$14,677,978	162,361	$2,247,953
Shares issued in reinvestment of distributions	870	12,734	741	10,285
Shares redeemed	(57,445)	(862,411)	(71,244)	(914,237)

	884,550	$13,828,301	91,858	$1,344,001

	405,864	$6,870,082	3,531,030	$48,554,399

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Advantage ESG U.S. Equity Fund (the “Fund”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a) The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b) Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c) Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	31

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

ADDITIONAL INFORMATION	33

Glossary of Terms Used in this Report

Portfolio Abbreviation

S&P	Standard & Poor’s

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMP-11/20-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: February 3, 2021